UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2026

GLOO HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42964	39-2250711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

831 Pearl Street
Boulder, Colorado		80302
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 381-2645

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	GLOO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 13, 2026, the Company held its 2026 annual meeting of stockholders (the “Annual Meeting”). Each share of the Company’s Class A common stock, par value $0.001 per share, entitles its holders to one vote per share on all matters presented to stockholders generally, and each share of Class B common stock, par value $0.001 per share, entitles its holders to ten votes per share on all matters presented to stockholders generally (such classes of the Company’s common stock collectively, “Common Stock”). Holders of Common Stock as of the May 15, 2026 record date for the Annual Meeting voted together as a single class on all matters presented at the Annual Meeting.

The proposals considered and voted upon at the Annual Meeting are described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 27, 2026.

The final voting results, as certified by the inspector of elections for the Annual Meeting, are as follows:

Proposal No. 1: Election of Directors

Based on the votes set forth below, the stockholders elected the individuals listed below as directors to serve on the Board of Directors of the Company, each to serve until the 2029 annual meeting of stockholders or until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Name	Votes For	Votes Withheld	Broker Non-Votes
Bishop Claude Alexander, Jr.	394,093,609	2,213,124	3,388,860
John Furst	394,487,504	1,819,229	3,388,860
Derek Green	394,633,782	1,672,951	3,388,860

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Based on the votes set forth below, the stockholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027.

Votes For	Votes Against	Abstentions	Broker Non-Votes
399,287,317	2,949	404,827	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOO HOLDINGS, INC.

Date: July 14, 2026	By:	/s/ Paul Seamon
Paul Seamon
Chief Financial Officer